                                                                    EXHIBIT 10.2


                 AMENDMENT NO. 1 TO CERTAIN OPERATIVE AGREEMENTS

         THIS AMENDMENT NO. 1 TO CERTAIN OPERATIVE AGREEMENTS dated as of September 10, 1999 (this "Amendment") is by and among PROVINCE HEALTHCARE COMPANY, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement (hereinafter defined), individually, a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated in the Operative Agreements, but solely as the Owner Trustee under the PHC Real Estate Trust 1998-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the "Lenders"); FIRST UNION NATIONAL BANK, a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the PHC Real Estate Trust 1998-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement.

                               W I T N E S S E T H

         WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of March 30, 1998 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of March 30, 1998 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Credit Agreement"), certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of March 30, 1998 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Trust Agreement"), certain of the parties to this Amendment are parties to that certain Security Agreement dated as of March 30, 1998 (as previously or hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Security Agreement") and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $35 million synthetic lease facility (the "Facility") that has been established in favor of the Lessee;

         WHEREAS, the Lessee has requested certain modifications to the Participation Agreement, the Credit Agreement, the Trust Agreement, the Security Agreement and the other Operative Agreements in connection with the Lessee's request to increase the size of the Facility from $35,000,000 to $39,711,538;

         WHEREAS, the Lessee has requested that the Majority Secured Parties direct the Agent to consent and agree to the replacement of the Incorporated Representations and Warranties, Incorporated Covenants and Additional Incorporated Terms with the corresponding provisions of the Second Amended and Restated Credit Agreement dated as of September 10, 1999 (as hereafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the "New Facility") by and among the Lessee, the Banks and other financial institutions from time to time parties thereto and First Union National Bank, as agent and as issuing bank thereunder;

         WHEREAS, the Financing Parties have agreed to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Section 6B.9 of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

            6B.9. Release of Guarantors.

            Each Financing Party hereby agrees that (a) the Agent shall be permitted to release any Guarantor from its guaranty obligations under this Section 6B without the consent of any other Financing Party if the release is granted in connection with a disposition by the applicable Credit Party of all the shares of stock or partnership or other equity interest in such Guarantor and such disposition is permitted pursuant to the applicable provisions of the Operative Agreements and the Lessee Credit Agreement, (b) the Agent shall be permitted to release any Guarantor from its guaranty obligations under this Section 6B.9 without the consent of any other Financing Party if the release is requested by the Construction Agent or the Lessee in connection with a dissolution of the Guarantor, subject to the Construction Agent or the Lessee providing to the Agent written representations to the effect that such Guarantor has no business operations and no assets and (c) without further action, any Guarantor which is released from its guaranty obligations pursuant to and in accordance with the provisions of the Lessee Credit Agreement shall automatically, and without further action, be released from its guaranty obligations under the Operative Agreements.

         2. The second paragraph of Section 12.5 of the Participation Agreement is hereby amended and restated in its entirety to read as follows:

            Notwithstanding the foregoing and subject to the final sentence of this paragraph, no such termination, amendment, supplement, waiver or modification shall, without the consent of the Agent and, to the extent affected thereby, each Lender and each Holder (collectively, the "Unanimous Vote Matters") (i) reduce the amount of any Note or any Certificate, extend the scheduled date of maturity of any Note, extend the scheduled Expiration Date, extend any payment date of any Note or Certificate, reduce the stated rate of interest payable on any Note, reduce the stated Holder Yield payable on any

         Certificate (other than as a result of waiving the applicability of any post-default increase in interest rates or Holder Yields), modify the priority of any Lien in favor of the Agent under any Security Document, subordinate any obligation owed to any Lender or Holder, reduce any Lender Facility Fees or any Holder Facility Fees payable under the Participation Agreement, extend the scheduled date of payment of any Lender Facility Fees or any Holder Facility Fees or increase the amount or extend the expiration date of any Lender's Commitment or the Holder Commitment of any Holder or the aggregate Commitments of the Lenders or the aggregate Holder Commitments of the Holders, or (ii) terminate, amend, supplement, waive or modify any provision of this Section 12.5 or reduce the percentages specified in the definitions of Majority Lenders, Majority Holders or Majority Secured Parties, or consent to the assignment or transfer by the Owner Trustee of any of its rights and obligations under any Credit Document or release a material portion of the Collateral (except in accordance with Section 8.8) or release any Credit Party from its obligations under any Operative Agreement or otherwise alter any payment obligations of any Credit Party to the Lessor or any Financing Party under the Operative Agreements, or (iii) terminate, amend, supplement, waive or modify any provision of Section 7 of the Credit Agreement, or
         (iv) permit Advances for Work in excess of the Construction Budget, or
         (v) eliminate the automatic option under Section 5.3(b) of the Agency Agreement requiring that the Construction Agent pay certain liquidated damages in exchange for the conveyance of a Property to the Construction Agent. Any such termination, amendment, supplement, waiver or modification shall apply equally to each of the Lenders and the Holders and shall be binding upon all the parties to this Agreement. In the case of any waiver, each party to this Agreement shall be restored to its former position and rights under the Operative Agreements, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Notwithstanding any provision to the contrary in any Operative Agreement, any and all increases in the amount and extensions of the expiration date of any Lender's Commitment or the Holder Commitment of any Holder or the aggregate Commitments of the Lenders or the aggregate Holder Commitments of the Holders shall in all cases be a Unanimous Vote Matter and require the consent of the Agent, each Lender and each Holder.

         3. Appendix A to the Participation Agreement is hereby amended to modify the following defined terms as follows:

            "Holder Commitments" shall mean $1,191,346, as such amount may be increased or decreased from time to time in accordance with the provisions of the Operative Agreements; provided, if there shall be more than one (1) Holder, the Holder Commitment of each Holder shall be as set forth in Schedule I to the Trust Agreement as such Schedule I may be amended and replaced from time to time.

            "Lender Commitments" shall mean $38,520,192, as such amount may be increased or decreased from time to time in accordance with the provisions of the Operative Agreements; provided, if there shall be more than one (1) Lender, the Lender

         Commitment of each Lender shall be as set forth in Schedule 1.1 to the Credit Agreement as such Schedule 1.1 may be amended and replaced from time to time.

            "Lessee Credit Agreement" shall mean that certain Second Amended and Restated Credit Agreement dated as of September 10, 1999 among the Lessee, the Banks and other financial institutions from time to time parties thereto and First Union National Bank, as agent and as issuing bank thereunder, as hereafter amended, modified, extended, supplemented, restated and/or replaced from time to time.

         3A. Notwithstanding anything to the contrary pursuant to the definition of "Applicable Percentage" or any other provision of any Operative Agreement, from September 10, 1999 until the fifth (5th) Business Day after receipt by the Agent of the financial statements for the fiscal quarter ended September 30, 1999 (as delivered pursuant to Section 5.1(b) of the Lessee Credit Agreement), the Applicable Percentage shall be 1.75% for Eurodollar Loans, 0.50% for ABR Loans, 0.375% for the Lender Facility Fee and 0.375% for the Holder Facility Fee.

         4. Schedule I to the Trust Agreement is hereby amended and restated in its entirety to read as Schedule I attached hereto.

         5. Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety to read as Schedule 1.1 attached hereto.

         6. Exhibit L to the Participation Agreement is hereby amended and restated in its entirety to read as Exhibit L attached hereto.

         7. The first paragraph of the Preliminary Statement to the Security Agreement is hereby deleted in its entirety and replaced with the following:

         Pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower in an aggregate amount not to exceed $38,520,192 upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower under the Credit Agreement. Pursuant to the Trust Agreement, the Holders have agreed to purchase the ownership interests of the Trust created thereby in an aggregate amount not to exceed $1,191,346 upon the terms and subject to the conditions set forth therein, to be evidenced by the Certificates issued by the Borrower under the Trust Agreement. The Borrower is, or shall be upon the date of the initial Advance with respect to each Property, the legal and beneficial owner of such Property (except the Borrower may have a ground leasehold interest in certain Properties pursuant to one (1) or more Ground Leases).

         8. Each of the undersigned Secured Parties hereby directs the Agent to execute this Amendment to evidence (and execution by the Agent does evidence) the consent and agreement of the Agent, pursuant to Section 28.1 of the Lease, to the representations and warranties, covenants and additional terms contained in the New Facility (which correspond to the Incorporated Representations and Warranties, Incorporated Covenants and Additional Incorporated Terms) becoming, as of the date the New Facility first becomes effective in accordance with its terms, the Incorporated Representations and Warranties, Incorporated Covenants and Additional Incorporated Terms for purposes of Section
28.1 of the Lease.

         9. This Amendment shall be effective upon satisfaction of the following conditions:

            (a) execution and delivery of this Amendment by the Lessee, the Guarantors, the Owner Trustee, the Agent and the Majority Secured Parties and execution and delivery of such other documents, agreements or instruments deemed necessary or advisable by the Agent;

            (b) receipt by the Agent of an officer's certificate of the Lessee (in form and substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by the Lessee's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment, specifying that no Default (other than a Credit Agreement Default) or Event of Default (other than a Credit Agreement Event of Default) shall have occurred and be continuing, specifying that the representations and warranties of the Lessee set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officers of the Lessee and the Guarantors executing this Amendment; and

            (c) receipt by the Agent of a legal opinion from counsel for the Lessee and the Guarantors (in form and substance reasonably satisfactory to the Agent).

         10. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

         11. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         12. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         13. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                     PROVINCE HEALTHCARE COMPANY,
                                     as the Construction Agent and as the Lessee

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President Finance


                                     BLYTHE-PROVINCE, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                                     BRIM EQUIPMENT SERVICES, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                                     BRIM FIFTH AVENUE, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                                     BRIM HEALTHCARE, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                           [Signature pages continued]

                                     BRIM HOSPITALS, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                                     BRIM OUTPATIENT SERVICES, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                                     BRIM PAVILION, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                                     BRIM SERVICES GROUP, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                                     CARE HEALTH COMPANY, INC.,
                                     as a Guarantor

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                           [Signature pages continued]

                                 MEXIA PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP, as a Guarantor

                                 By: Mexia-Principal, Inc., its General Partner

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                                 MEXIA PRINCIPAL, INC.,
                                 as a Guarantor

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                                 PALESTINE-PRINCIPAL G.P., INC.,
                                 as a Guarantor

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                                 PALESTINE-PRINCIPAL, INC.,
                                 as a Guarantor

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                           [Signature pages continued]

                             PALESTINE PRINCIPAL HEALTHCARE LIMITED PARTNERSHIP, as a Guarantor

                             By: Palestine-Principal G.P., Inc., its General
                                 Partner

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                                 PHC-BELLE GLADE, INC.,
                                 as a Guarantor

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                                 PHC-DOCTORS' HOSPITAL, INC.,
                                 as a Guarantor

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                                 PHC-ELKO, INC.,
                                 as a Guarantor

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                                 PHC-ERIN, L.P.,
                                 as a Guarantor

                                 By: PHC-Tennessee, Inc., its General Partner

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                           [Signature pages continued]

                                   PHC-EUNICE, INC.,
                                   as a Guarantor

                                   By: /s/ Christopher T. Hannon
                                      ------------------------------------------
                                   Name:  Christopher T. Hannon
                                   Title: Vice President/Assistant Treasurer


                                   PHC-KNOX, INC.,
                                   as a Guarantor

                                   By:  /s/ Christopher T. Hannon
                                      ------------------------------------------
                                   Name:  Christopher T. Hannon
                                   Title: Vice President/Assistant Treasurer


                                   PHC-LAKE HAVASU, INC.,
                                   as a Guarantor

                                   By: /s/ Christopher T. Hannon
                                      ------------------------------------------
                                   Name:  Christopher T. Hannon
                                   Title: Vice President/Assistant Treasurer


                                   PHC-LOUISIANA, INC.,
                                   as a Guarantor

                                   By: /s/ Christopher T. Hannon
                                      ------------------------------------------
                                   Name:  Christopher T. Hannon
                                   Title: Vice President/Assistant Treasurer


                                   PHC-MINDEN, L.P.,
                                   as a Guarantor

                                   By: PHC-Minden G.P., Inc., its General
                                       Partner

                                       By: /s/ Christopher T. Hannon
                                          --------------------------------------
                                       Name:  Christopher T. Hannon
                                       Title: Vice President/Assistant Treasurer


                           [Signature pages continued]

                                  PHC-MINDEN G.P., INC.,
                                  as a Guarantor

                                  By: /s/ Christopher T. Hannon
                                     -------------------------------------------
                                  Name:  Christopher T. Hannon
                                  Title: Vice President/Assistant Treasurer


                                  PHC-NEVADA, INC.,
                                  as a Guarantor

                                  By: /s/ Christopher T. Hannon
                                     -------------------------------------------
                                  Name:  Christopher T. Hannon
                                  Title: Vice President/Assistant Treasurer


                                  PHC-OPELOUSAS, L.P.,
                                  as a Guarantor

                                  By: PHC-Doctors' Hospital, Inc., its General
                                      Partner

                                      By: /s/ Christopher T. Hannon
                                         ---------------------------------------
                                      Name:  Christopher T. Hannon
                                      Title: Vice President/Assistant Treasurer


                                  PHC-PALESTINE, INC.,
                                  as a Guarantor

                                  By: /s/ Christopher T. Hannon
                                     -------------------------------------------
                                  Name:  Christopher T. Hannon
                                  Title: Vice President/Assistant Treasurer


                                  PHC-PALESTINE (TRINITY), L.P.,
                                  as a Guarantor

                                  By: PHC-Trinity Valley, Inc., its General
                                      Partner

                                      By: /s/ Christopher T. Hannon
                                         ---------------------------------------
                                      Name:  Christopher T. Hannon
                                      Title: Vice President/Assistant Treasurer



                           [Signature pages continued]

                                 PHC-TENNESSEE, INC.,
                                 as a Guarantor

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                                 PHC-TRINITY VALLEY, INC.,
                                 as a Guarantor

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                                 PHC-WINDER, INC.,
                                 as a Guarantor

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                                 PRINCIPAL HOSPITAL COMPANY OF NEVADA, INC., as a Guarantor

                                 By: /s/ Christopher T. Hannon
                                    --------------------------------------------
                                 Name:  Christopher T. Hannon
                                 Title: Vice President/Assistant Treasurer


                                 PRINCIPAL KNOX, L.L.C.,
                                 as a Guarantor

                                 By: Principal Knox, L.P., its Member

                                 By: PHC Knox, Inc., its General Partner

                                     By: /s/ Christopher T. Hannon
                                        ----------------------------------------
                                     Name:  Christopher T. Hannon
                                     Title: Vice President/Assistant Treasurer


                           [Signature pages continued]

                                   PRINCIPAL KNOX, L.P.,
                                   as a Guarantor

                                   By: PHC-Knox, Inc., its General Partner

                                       By: /s/ Christopher T. Hannon
                                          --------------------------------------
                                       Name:  Christopher T. Hannon
                                       Title: Vice President/Assistant Treasurer


                                   PRINCIPAL-NEEDLES, INC.,
                                   as a Guarantor

                                   By: /s/ Christopher T. Hannon
                                      ------------------------------------------
                                   Name:  Christopher T. Hannon
                                   Title: Vice President/Assistant Treasurer


                                       /s/ Debbie Moore
                                   ---------------------------------------------
                                   Witness


                                       /s/ Jada D. Carter
                                   ---------------------------------------------
                                   Witness



                           [Signature pages continued]

                                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the PHC Real Estate Trust 1998-1, as the Owner Trustee and as the Lessor

                                     By: /s/ Val. T. Orton
                                        ----------------------------------------
                                     Name:  Val T. Orton
                                          --------------------------------------
                                     Title:  Vice President
                                            ------------------------------------


                           [Signature pages continued]

                                     FIRST UNION NATIONAL BANK, as a Holder, as a Lender and as the Agent

                                     By: /s/ Ann M. Dodd
                                        ----------------------------------------
                                     Name:  Ann M. Dodd
                                          --------------------------------------
                                     Title: Senior Vice President
                                           -------------------------------------



                           [Signature pages continued]

                                     BANK OF AMERICA, N.A.,
                                     formerly NationsBank of Tennessee, N.A., as a Holder and as a Lender

                                     By:    /s/ Elizabeth L. Knox
                                        ----------------------------------------
                                     Name:  Elizabeth L. Knox
                                          --------------------------------------
                                     Title: Senior Vice President
                                           -------------------------------------


                           [Signature pages continued]

                                    KEY CORPORATE CAPITAL, INC., as a Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------



                           [Signature pages continued]

                                    U.S. BANK NATIONAL ASSOCIATION, as a Lender

                                    By:   /s/ Forrest Vollrath
                                       -----------------------------------------
                                    Name:  Forrest Vollrath
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                           [Signature pages continued]

                                    CREDIT SUISSE FIRST BOSTON, as a Holder and as a Lender


                                    By:    /s/ William S. Lutkins
                                        ----------------------------------------
                                    Name:  William S. Lutkins
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                    By:    /s/ Thomas G. Muoio
                                        ----------------------------------------
                                    Name:  Thomas G. Muoio
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                           [Signature pages continued]

                                   PARIBAS, formerly Banque Paribas, as a Holder and as a Lender

                                   By:    /s/ Glenn E. Mealey
                                      ------------------------------------------
                                   Name:  Glenn E. Mealey
                                        ----------------------------------------
                                   Title: Managing Director
                                         ---------------------------------------


                                   By:    /s/ Rosine K. Matthews
                                      ------------------------------------------
                                   Name:  Rosine K. Matthews
                                        ----------------------------------------
                                   Title: Vice President
                                         ---------------------------------------




                           [Signature pages continued]

                                    MELLON BANK, N.A., as a Lender

                                    By:    /s/ Thomas E. Constantine
                                        ----------------------------------------
                                    Name:  Thomas E. Constantine
                                         ---------------------------------------
                                    Title:  Banking Officer
                                         ---------------------------------------


                           [Signature pages continued]

                                     NATIONAL CITY BANK OF KENTUCKY, as a Lender

                                     By:    /s/ Roderic M. Brown
                                        ----------------------------------------
                                     Name:  Roderic M. Brown
                                          --------------------------------------
                                     Title: Vice President
                                           -------------------------------------



                           [Signature pages continued]

                                    AMSOUTH BANK, as a Lender


                                    By:    /s/ Cathy M. Wind
                                        ----------------------------------------
                                    Name:  Cathy M. Wind
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------



                           [Signature pages continued]

                                   FIRST AMERICAN NATIONAL BANK, as a Lender


                                   By:    /s/ Sandy Hamrick
                                      ------------------------------------------
                                   Name:  Sandy Hamrick
                                        ----------------------------------------
                                   Title: Senior Vice President
                                         ---------------------------------------



                           [Signature pages continued]

                                      FLEET NATIONAL BANK, as a Lender


                                      By:
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                             -----------------------------------



                           [Signature pages continued]

                                    LEHMAN COMMERCIAL PAPER INC., as a Lender


                                    By:    /s/ Michele Swanson
                                        ----------------------------------------
                                    Name:  Michele Swanson
                                         ---------------------------------------
                                    Title: Authorized Signatory
                                          --------------------------------------



                           [Signature pages continued]

                                    CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                                    By:
                                        ----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




                           [Signature pages continued]

                                     UNION BANK OF CALIFORNIA, N.A., as a Lender

                                     By:    /s/ Virginia Hart
                                        ----------------------------------------
                                     Name:  Virginia Hart
                                          --------------------------------------
                                     Title:  Vice President
                                           -------------------------------------



                              [Signature pages end]

                                   SCHEDULE I

                               HOLDER COMMITMENTS



                                                          Holder Commitment
                                                          -----------------
                                                   Amount              Percentage
                                                   ------              ----------

FIRST UNION NATIONAL BANK                        $  350,000            29.37853%
c/o First Union Capital Markets Group
301 South College Street, 6th Floor
Charlotte, North Carolina 28288-0166
Attention:  Ms. Jane O. Hurley
            Capital Markets Services
Telephone:  (704) 383-3812
Telecopy:   (704) 383-7989

PARIBAS                                          $  350,000            29.37853%
1200 Smith Street, Suite 3100
Houston, Texas 77002
Attention: Mr. Glenn Mealey
           Director
Telephone: (713) 659-4811
Telecopy:  (713) 659-5234

BANK OF AMERICA, N.A.                            $  350,000            29.37853%
TN1-100-04-17
One NationsBank Plaza
Nashville, Tennessee 37239-1697
Attention: Ms. Elizabeth L. Knox
           Senior Vice President
Telephone: (615) 749-3918
Telecopy:  (615) 749-4951

CREDIT SUISSE FIRST BOSTON                       $  141,346            11.86441%
Eleven Madison Avenue
New York, New York 10010-3629
Attention: Mr. William Lutkins
           Vice President
Telephone: (212) 325-9705
Telecopy:  (212) 325-8319

                    TOTAL                        $1,191,346           100.00000%



                                  Schedule 1.1



                                                     Tranche A                            Tranche B
                                                     Commitment                           Commitment
                                                     ----------                           ----------
Name and Address of Lenders                     Amount         Percentage          Amount         Percentage
---------------------------                     ------         ----------          ------         ----------

FIRST UNION NATIONAL BANK                     $4,021,046       11.912515%          $567,677        11.912515%
c/o First Union Capital Markets Group
301 South College Street, 6th Floor
Charlotte, North Carolina 28288-0166
Attention: Ms. Jane O. Hurley
           Capital Markets Services
Telephone: (704) 383-3812
Telecopy:  (704) 383-7989

PARIBAS                                       $2,981,319        8.832279%          $420,892         8.832279%
1200 Smith Street, Suite 3100
Houston, Texas 77002
Attention: Mr. Glenn Mealey
           Director
Telephone: (713) 659-4811
Telecopy:  (713) 659-5234

CREDIT LYONNAIS NEW YORK BRANCH               $2,757,289        8.168582%          $389,264         8.168582%
1301 Avenue of the Americas
New York, New York 10019
Attention: Mr. Henry Reukauf
           Assistant Treasurer
Telephone: (212) 261-7394
Telecopy:  (212) 261-3440

BANK OF AMERICA, N.A.                         $2,757,289        8.168582%          $389,264         8.168582%
TN1-100-04-17
One NationsBank Plaza
Nashville, Tennessee 37239-1697
Attention: Ms. Elizabeth L. Knox
           Senior Vice President
Telephone: (615) 749-3918
Telecopy:  (615) 749-4951

AMSOUTH BANK                                  $2,297,741        6.807151%          $324,387         6.807151%
333 Union Street, Suite 200
Nashville, Tennessee 37201
Attention: Ms. Cathy Wind
           Vice President
Telephone: (615) 291-5268
Telecopy:  (615) 291-5257

FLEET NATIONAL BANK                           $2,297,741        6.807151%          $324,387         6.807151%
MAOFD07B
One Federal Street
Boston, Massachusetts 02110
Attention: Ms. Maryann S. Smith
           Vice President
Telephone: (617) 346-4613
Telecopy:  (617) 346-4666



                                                     Tranche A                            Tranche B
                                                     Commitment                           Commitment
                                                     ----------                           ----------
Name and Address of Lenders                    Amount         Percentage          Amount         Percentage
---------------------------                    ------         ----------          ------         ----------

KEY CORPORATE CAPITAL, INC.                  $2,297,741        6.807151%          $324,387         6.807151%
525 Vine Street, 6th Floor
Cincinnati, Ohio 45202-3121
Attention: Mr. Charlie Shoop
           Assistant Vice President
Telephone: (513) 762-8292
Telecopy:  (513) 762-8450

LEHMAN COMMERCIAL PAPER, INC.                $2,297,741        6.807151%          $324,387         6.807151%
3 World Financial Center, 10th Floor
New York, New York 10285
Attention: Ms. Michelle Swanson
Telephone: (212) 526-0330
Telecopy:  (212) 528-0819

NATIONAL CITY BANK OF KENTUCKY               $2,297,741        6.807151%          $324,387         6.807151%
101 South Fifth Street
Louisville, Kentucky 40202
Attention: Mr. Roderic M. Brown
           Vice President
Telephone: (502) 581-4369
Telecopy:  (502) 581-4424

UNION BANK OF CALIFORNIA, N.A.               $2,297,741        6.807151%          $324,387         6.807151%
445 South Figueroa Street, 16th Floor
Los Angeles, California 90071
Attention: Mr. Albert W. Kelley
           Vice President
Telephone: (213) 236-4284
Telecopy:  (213) 236-7814

CREDIT SUISSE FIRST BOSTON                   $2,288,462        6.779661%          $323,077         6.779661%
Eleven Madison Avenue
New York, New York 10010-3629
Attention: Mr. William Lutkins
           Vice President
Telephone: (212) 325-9705
Telecopy:  (212) 325-8319

FIRST AMERICAN NATIONAL BANK                 $1,723,306        5.105364%          $243,290         5.105364%
First American Center
Nashville, Tennessee 32737-0203
Attention: Sandy Hamrick
           Senior Vice President
Telephone: (615) 748-2191
Telecopy:  (615) 748-8480

MELLON BANK, N.A.                            $1,723,306        5.105364%          $243,290         5.105364%
One Mellon Bank Center, Room 151-0370
Pittsburgh, Pennsylvania 15258
Attention: Mr. Scott Hennessee
           Vice President
Telephone: (412) 234-4458
Telecopy:  (412) 236-0287



                                                     Tranche A                            Tranche B
                                                     Commitment                           Commitment
                                                     ----------                           ----------
Name and Address of Lenders                     Amount         Percentage          Amount         Percentage
---------------------------                     ------         ----------          ------         ----------

U.S. BANK N.A.                               $ 1,716,346        5.084746%        $  242,308         5.084746%
601 Second Avenue South
Minneapolis, Minnesota 55402-4302
Attention: Mr. Forest Vollrath
           Vice President
Telephone: (612) 973-0630
Telecopy:  (612) 973-0829

                    TOTAL                    $33,754,807      100.000000%        $4,765,385       100.000000%


                                    EXHIBIT L

                                     FORM OF
                             COMPLIANCE CERTIFICATE

         THIS CERTIFICATE is given pursuant to Section 8.3(s) of the Participation Agreement, dated as of March 30, 1998, among Province Healthcare Company (the "Company"), the various parties thereto from time to time, as the guarantors (the "Guarantors"), First Security Bank, National Association, as the Owner Trustee under the PHC Real Estate Trust 1998-1, certain banks and other financial institutions from time to time parties thereto as holders of certificates issued with respect to the PHC Real Estate Trust 1998-1 (the "Holders"), certain banks and other financial institutions from time to time parties thereto as lenders (the "Lenders"), and First Union National Bank, as the agent for the Lenders and the Holders, to the extent of their interests and as Issuing Bank (as amended, modified, supplemented or restated from time to time, the "Participation Agreement"). Capitalized terms used herein but not defined herein shall have the meanings provided in Appendix A of the Participation Agreement or in the Lessee Credit Agreement, as the case may be.

         The undersigned hereby certifies that:

         1. I am the duly elected [CHIEF EXECUTIVE OFFICER] [CHIEF FINANCIAL OFFICER] [VICE PRESIDENT-FINANCE] [VICE PRESIDENT-CONTROLLER] of the Company and am making this certification in my official capacity as such.

         2. Enclosed with this Certificate are copies of the financial statements of the Company and its Subsidiaries as of ____________, and for the [_______-MONTH PERIOD] [YEAR] then ended, required to be delivered under Section [5.1(A)] [5.1(B)] of the Lessee Credit Agreement. Such financial statements are true and accurate in all material respects and fairly present in all material respects the financial condition of the Company and its Subsidiaries on a consolidated basis as of the date indicated and the results of operations of the Company and its Subsidiaries on a consolidated basis for the period covered thereby (subject, in the case of interim statements, to the absence of footnote disclosures and normal and reasonable year-end adjustments).

         3. The undersigned has reviewed the terms of the Lessee Credit Agreement and has made, or caused to be made under the supervision of the undersigned, a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the accounting period covered by such financial statements.

         4. The examination described in Paragraph 3 above did not disclose, and the undersigned has no knowledge of the existence of; any Default or Event of Default as of the date of this Certificate [, EXCEPT AS SET FORTH BELOW.

         DESCRIBE HERE OR IN A SEPARATE ATTACHMENT ANY EXCEPTIONS TO PARAGRAPH 4 ABOVE BY LISTING, IN REASONABLE DETAIL, THE NATURE OF THE DEFAULT OR EVENT OF DEFAULT, THE PERIOD DURING

WHICH IT EXISTED AND THE ACTION THAT THE COMPANY HAS TAKEN OR PROPOSES TO TAKE WITH RESPECT THERETO.]

         5. Attached to this Certificate as Attachments A and B, respectively, are a Covenant Compliance Worksheet and an Interest Rate Calculation Worksheet reflecting the computation of the financial covenants set forth in [ARTICLE VI] of the Lessee Credit Agreement as of the last day of the period covered by the financial statements enclosed herewith.


                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the ______ day of _____________, _______.


                                        PROVINCE HEALTHCARE COMPANY

                                        By:
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                  ATTACHMENT A
                          COVENANT COMPLIANCE WORKSHEET



RATIO OF CONSOLIDATED ADJUSTED DEBT TO ANNUALIZED CONSOLIDATED                           Not greater than:
EBITDAR (SECTION 6.9 OF THE LESSEE CREDIT AGREEMENT)                                            5.0 to 1.0

1. Consolidated Adjusted Debt as of the measurement date

   (a) Consolidated Debt as of the measurement date                     $___________

   (b) Facility Rent Expense for two immediately preceding
       fiscal quarters then ending                                      $___________

   (c) Multiply line 1(b) by two                                        $___________

   (d) Multiply line 1(c) by eight                                      $___________

   (e) Consolidated Adjusted Debt                                                           $___________

2. Annualized Consolidated EBITDAR for two immediately preceding fiscal quarters then ending

   (a) Consolidated Net Income for two immediately preceding
       fiscal quarters then ending                                      $___________

   (b) The sum of the following for such period:

           Interest Expense                                             $___________
           Taxes                                                        $___________
           Depreciation                                                 $___________
           Amortization                                                 $___________
           Facility Rent Expense                                        $___________
           Minority Interests(1)                                        $___________

   (c) Add lines 2(a) and 2(b)                                          $___________

   (d) Annualized Consolidated EBITDAR (multiply line 2(c) by two(2))

3. Ratio of Consolidated Adjusted Debt to Annualized
   Consolidated EBITDAR:
   (divide line 1(e) by line 2(d))                                      $___________



-----------------------
(1) To extent issuer of minority interest is obligated to pay debt service on loans from Affiliates before making distributions.
(2) Do not multiply losses of an extraordinary nature, included in Consolidated Net Income in line 2(a) above, by two.


                                                                                                Not greater than:
RATIO OF CONSOLIDATED ADJUSTED SENIOR DEBT TO                                         4.0 to 1.0 through 12/31/00
ANNUALIZED CONSOLIDATED EBITDAR (SECTION 6.10 OF                                      3.75 to 1.0 through 6/30/01
THE LESSEE CREDIT AGREEMENT)                                                               3.50 to 1.0 thereafter

1. Consolidated Adjusted Senior Debt

   (a) Consolidated Adjusted Debt (from prior page)              $___________

   (b) Subordinated Debt                                         $___________

   (c) Consolidated Adjusted Senior Debt
       subtract line 1(b) from 1(a)                                                        $___________

2. Annualized Consolidated EBITDAR (from prior page)

                                                                                           $___________

3. Ratio of Consolidated Adjusted Senior Debt to Annualized
   Consolidated EBITDAR (divide line 1(c) by line 2)                                       $___________



ANNUALIZED JOINT VENTURE EBITDAR (SECTION 6.11 OF THE                                    Not greater than:
LESSEE CREDIT AGREEMENT)                                                                 20% of Annualized
                                                                                      Consolidated EBITDAR
1. Annualized Joint Venture EBITDAR for two
   immediately preceding fiscal quarters then ending

   (a) Consolidated Net Income for Non-Wholly Owned
       Consolidated Subsidiaries for two immediately
       preceding fiscal quarters then ending                                              $___________

   (b) The sum of the following for Non-Wholly Owned
       Consolidated Subsidiaries for such period

          Interest Expense                                      $___________
          Taxes                                                 $___________
          Depreciation                                          $___________
          Amortization                                          $___________
          Facility Rent Expense                                 $___________
          Minority Interests(3)                                 $___________

              Total 1(b)                                                                  $___________

   (c) Add lines 1(a) and 1(b)                                  $___________

   (d) Annualized Joint Venture EBITDAR:
       (multiply line 1(c) by two(4))                                                     $___________

2. Annualized Consolidated EBITDAR
   (from calculations for Section 6.9)                                                    $___________

3. Maximum Permitted Annualized Joint Venture
   EBITDAR (multiply line 2 by .2)                                                        $___________



---------------------

(3) To extent issuer of minority interest is obligated to pay debt service on loans from Affiliates before making distributions.
(4) Do not multiply losses of an extraordinary nature, included in Consolidated Net Income in line 1(a) above, by two.


MINIMUM NEW WORTH                                               Not less than $173,624,000, plus 85% of
(SECTION 6.12 OF THE LESSEE CREDIT AGREEMENT)                    Consolidated Net Income (but excluding
                                                              any net loss) from July 1, 1999, plus 90%
                                                                 of increases in the stated capital and
                                                                 additional paid in capital accounts of
                                                                 Company resulting from the issuance of
                                                                     equity securities or other capital
                                                              investments after the Amendment Effective
                                                                                                   Date

1. $173,624,000                                                                           $173,624,000

2. Consolidated Net Income (excluding any net loss)
   for all periods from and after July 1, 1999                   $___________

3. Multiply line 2 by .85                                                                 $___________

4. Increases in the stated capital and additional paid
   in capital accounts of Company resulting from the
   issuance of equity securities or other capital
   investments after the Amendment Effective Date                $___________

5. Multiply line 4 by .9                                                                  $___________

6. Required Minimum Net Worth
   (add lines 1, 3, and 5)                                                                $___________

7. Consolidated Net Worth at Measurement Date                                             $___________





FIXED CHARGE COVERAGE RATIO (SECTION 6.13 OF THE                                 Not less than or equal to:
LESSEE CREDIT AGREEMENT)                                                                        1.2 to 1.0
1. Annualized Consolidated EBITDAR (from calculation
   for Section 6.9)                                                                          $___________

2. Fixed Charges

   (a) Scheduled Principal Payments                                                          $___________

   (b) The sum of the following for the two fiscal quarters then ending:

          Interest Expense (payable in cash)                     $___________
          Facility Rent Expense                                  $___________
          Cash Taxes                                             $___________

   (c) Multiply line 2(b) by two                                                             $___________

   (d) Actual Capital Expenditures for four fiscal
       quarters then ending                                                                  $___________

   (e) Fixed Charges: add lines 2(a), 2(c) and 2(d)                                          $___________

3. Ratio of Annualized Consolidated EBITDAR to Fixed
   Charges (divide line 1 by line 2(e))




CAPITALIZED EXPENDITURES (SECTION 6.14 OF THE                            Not greater than 7.5% of
LESSEE CREDIT AGREEMENT)                                            Consolidated Net Revenues for
                                                             the four fiscal quarters then ending
1. Capital Expenditures for four fiscal quarters
   then ending(5)                                                                   $___________

2. Consolidated Net Revenues for such period                                        $___________

3. Maximum Permitted Capital Expenditures (multiply
   line 2 by 0.075)                                                                 $___________



------------------


(5) The definition of Capital Expenditures also excludes aggregate capital expenditures incurred by the Company and its Subsidiaries on or prior to May 31, 2001 at Havasu Samaritan Regional Hospital, not to exceed $25,000,000.



ANNUALIZED NON-LANDLORD CONSENT EBITDAR                                                       Not greater than:
(SECTION 6.15 OF THE LESSEE CREDIT AGREEMENT)                                                 10% of Annualized
                                                                                           Consolidated EBITDAR
1. Annualized Non-Landlord Consent EBITDAR for two
   immediately preceding fiscal quarters then ending

   (a) Consolidated Net Income, attributable to all
       Facility Leased Properties of the Company or
       any Subsidiary for which a Landlord Consent has
       not been delivered by the Agent, for two
       immediately preceding fiscal quarters then
       ending                                                                                     $___________

   (b) The sum of the following, attributable to all Facility
       Leased Properties of the Company or any Subsidiary for which a Landlord Consent has not been delivered by the Agent, for such period

            Interest Period                                             $___________
            Taxes                                                       $___________
            Depreciation                                                $___________
            Amortization                                                $___________
            Facility Rent Expense                                       $___________
            Minority Interests(6)                                       $___________

   (c) Add lines 1(a) and 1(b)                                          $___________

   (d) Annualized Non-Landlord Consent EBITDAR
       (multiply line 1(c) by two(7))                                                             $___________

2. Annualized Consolidated EBITDAR (from calculations for
   Section 6.9)                                                                                   $___________

3. Maximum Permitted Annualized Non-Landlord
   Consent EBITDAR (multiply line 2 by 0.1)                                                       $___________



---------------------

(6) To the extent issuer of minority interest is obligated to pay debt service on loans from Affiliates before making distributions.
(7) Do not multiply losses of an extraordinary nature, included in Consolidated Net Income in line 1(a) above, by two.

PARKVIEW REGIONAL HOSPITAL/EBITDAR TO FACILITY                     Not less than 1.75
RENT EXPENSE (SECTION 6.16 OF THE LESSEE CREDIT AGREEMENT)        to 1.00 at any time

1. EBITDAR of Parkview Regional Hospital for the
   period of determination                                             $___________

2. Facility Rent Expense of Parkview Regional
   Hospital for the period of determination                            $___________

3. Ratio of EBITDAR to Facility Rent Expense for
   Parkview Regional Hospital (divide line 1 by line 2)                $___________



                                  ATTACHMENT B
                      INTEREST RATE CALCULATION WORKSHEET8



RATIO OF CONSOLIDATED ADJUSTED DEBT TO ANNUALIZED
CONSOLIDATED EBITDAR
1. Consolidated Adjusted Debt (from calculation for
   Section 6.9)                                                            $___________

2. Annualized Consolidated EBITDAR (from calculation
   for Section 6.9)                                                        $___________

3. Ratio of Consolidated Adjusted Debt to Annualized
   Consolidated EBITDAR (divide line 1 by line 2)                          $___________

4. Applicable Percentage                                       Eurodollar   ___________%
                                                                      ABR   ___________%


--------------

(8) From the Amendment Effective Date until the fifth Business Day after receipt by the Agent of the financial statements for the fiscal quarter ended September 30, 1999 pursuant to Section 5.1(b) of the Lessee Credit Agreement, the Applicable Percentage shall be 1.75% for Eurodollar Loans, 0.50% for ABR Loans, 0.375% for the Lender Facility Fee and 0.375% for the Holder Facility Fee.